                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 2002
                                                          ---------------

                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                           1-2394                 13-3768097
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)

                 110 East 59th Street, New York, New York 10022
                 ----------------------------------------------
                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          ------------

            On  October  9,  2002,  WHX  Corporation   issued  a  press  release
announcing  that its wholly owned Handy & Harman  subsidiary has decided to exit certain of its stainless  steel wire  activities.  The affected  operations  are
Handy & Harman's facilities in Liversedge,  England and Willingboro, New Jersey.
Attached as Exhibit 99.1 to this  Current  Report on Form 8-K is the text of the
October 9, 2002 press release.

Item 7.       Financial Statements and Exhibits.
              ---------------------------------

            (c)         Exhibits

                        Exhibit No.             Exhibits
                        -----------             --------

                           99.1                 Press Release of WHX Corporation
                                                dated October 9, 2002.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WHX CORPORATION

Dated: October 9, 2002                        By: /s/ Robert K. Hynes
                                                  ------------------------
                                              Name:  Robert K. Hynes
                                              Title: Vice President - Finance